December 1, 2000

Dear Fellow Shareholders:

Thank you for investing in The Henssler Equity Fund ("The Fund"). We are pleased to report The Fund's return for the six months ended October 30, 2000, was 3.99% versus (1.03%) for the Standard & Poor's 500 Index (S&P 500). Year to date, or January 1, 2000 through October 30, 2000, The Fund's return was 7.72% versus (1.81%) for the S&P 500.

On an annualized basis, since inception June 10, 1998, The Fund has returned 14.61% versus 12.47% for the S&P 500.

The Fund continues to perform well among its peers. In the November 2000 edition of The Wall Street Journal mutual fund section, Lipper, Inc. (Lipper) ranked The Fund as a Large Cap Value Fund. The Fund was rated "A" by Lipper for its performance during the past year ended October 30, 2000. The ranking compares performance among funds with the same investment objectives. Approximately 200 funds were classified as Large Cap Value funds. The "A" ranking places The Fund in the top 20% of its peers. Of course, we caution investors that past performance is no guarantee of future results.

As we explained in the letter in our annual report six months ago, our long-term investment strategy has been to overweight our positions in the Technology, Health Care and Financial sectors, versus the S&P 500, due to their long-term prospects for above average growth. During the past year when tech stocks "went through the roof," and comprised as much as 35% of the S&P 500, we felt that prices were so high that we should be underweighted. As of November 27, 2000, we were under weighted in the Technology sector, approximately 19.5% invested in tech stocks, compared to 25.3% for the S&P 500.

In the Technology sector, The Fund owns companies such as Intel, Microsoft, Dell, Applied Materials, Cisco Systems, Sun Microsystems, ADC Telecommunications, and Oracle. In September, we added Texas Instruments (TXN) to The Fund. After its subsequent fall from its 52 week high of almost $100, we purchased this stock in the mid-$40's. Texas Instruments is a global semiconductor company and a leading designer and supplier of digital signal processing solutions.

Since our annual report, The Fund also has positions in Bank of America, Illinois Tool Works, and National Service Industries.

After a decrease in stock price during November, we increased The Fund's positions in Applied Materials, Home Depot, ADC Telecommunications, and Target.

December 1, 2000
Page Two

Over the last six months, we eliminated The Fund's positions in Best Foods, Computer Associates, and Watson Pharmaceuticals.

Looking to the future, we intend to continue our focus on undervalued, financially strong companies. When the prices are reasonable, during times of volatility and economic uncertainty, our strategy is to invest in the market leaders. We have embraced and are committed to follow this philosophy for The Fund.

If you would like information regarding The Fund, we encourage you to visit our website at www.henssler.com. You can review The Henssler Equity Fund link as often as you like. Through our website, we provide monthly details on our top 10 holdings, industry allocation, and other statistics.

On behalf of our board of directors and management team, we would like to thank you for the trust and confidence you have shown by using The Henssler Equity Fund as your investment vehicle.

Yours very truly,


Gene W. Henssler, Ph.D.                 Theodore L. Parrish
Co-Manager                              Co-Manager


This report is intended for The Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         Shares         Value
                                                        --------    ------------
COMMON STOCK -- 95.63%

   BASIC MATERIALS  -- 3.98%

      BUILDING AND CONSTRUCTION PRODUCTS
      Vulcan Materials Co.                                10,035   $    421,470
                                                                   ------------
      BUILDING - MAINTENANCE & SERVICE
      Ecolab, Inc.                                         7,100        278,231
                                                                   ------------
      FERTILIZERS
      Potash Corporation of Saskatchewan, Inc.             4,650        276,094
                                                                   ------------
      TOTAL BASIC MATERIALS                                             975,795
                                                                   ------------

   CAPITAL GOODS  -- 5.76%

      AUTO-MEDIUM & HEAVY DUTY TRUCKS
      Paccar, Inc.                                        10,350        435,347
                                                                   ------------
      DIVERSIFIED MANUFACTURING
      General Electric Co.                                 9,635        528,118
      Illinois Tool Works, Inc.                            4,300        238,919
      General Electric Co.                                10,150        207,441
                                                                   ------------
                                                                        974,478
                                                                   ------------
      TOTAL CAPITAL GOODS                                             1,409,825
                                                                   ------------

   COMMUNICATION SERVICES  -- 4.56%

      TELECOMMUNICATION SERVICES
      Vodafone Airtouch PLC ADR                           11,225        477,764
                                                                   ------------
      TELEPHONE-INTEGRATED
      CenturyTel, Inc.                                     9,672        372,372
      SBC Communications, Inc.                             4,600        265,362
                                                                   ------------
                                                                        637,734
                                                                   ------------
      TOTAL COMMUNICATION SERVICES                                    1,115,498
                                                                   ------------

   CONSUMER CYCLICALS  -- 4.48%

      RETAIL-APPAREL/SHOES
      Ross Stores, Inc.                                   17,270        227,748
                                                                   ------------
      RETAIL-BUILDING PRODUCTS
      Home Depot, Inc.                                     8,270        355,610
                                                                   ------------
      RETAIL-MAJOR DEPARTMENT STORES
      Target Corp.                                        18,570        512,996
                                                                   ------------
      TOTAL CONSUMER CYCLICALS                                        1,096,354
                                                                   ------------

   CONSUMER STAPLES  -- 19.20%

      BEVERAGES-NON-ALCOHOLIC
      Pepsico, Inc.                                       21,575      1,045,039
                                                                   ------------

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         Shares         Value
                                                        --------    ------------
      BREWERY
      Anheuser-Busch Companies, Inc.                      12,770        584,228
                                                                   ------------
      COSMETICS & TOILETRIES
      Kimberly Clark Corp.                                 8,335        550,110
      Procter & Gamble Co.                                 5,650        403,622
                                                                   ------------
                                                                        953,732
                                                                   ------------
      FOOD-WHOLESALE/DISTRIBUTION
      Sysco Corp.                                         13,125        684,961
                                                                   ------------
      MEDICAL-WHOLESALE DRUG DISTRIBUTION
      Cardinal Health, Inc.                                8,500        805,375
                                                                   ------------
      MULTIMEDIA
      The Walt Disney Corp.*                              10,050        359,916
                                                                   ------------
      RETAIL-DRUG STORES
      Walgreen Co.                                         5,870        267,819
                                                                   ------------
      TOTAL CONSUMER STAPLES                                          4,701,070
                                                                   ------------

   ENERGY  -- 7.21%

      OIL COMPANY-INTEGRATED
      Exxon/Mobil Corp.                                    6,607        589,262
      Repsol SA ADR                                       13,285        211,730
      Royal Dutch Petroleum Co. ADR                        6,580        390,687
                                                                   ------------
                                                                      1,191,679
                                                                   ------------
      OIL-FIELD SERVICES
      Halliburton Co.                                      4,900        181,606
      Schlumberger, Ltd.                                   5,150        392,044
                                                                   ------------
                                                                        573,650
                                                                   ------------
      TOTAL ENERGY                                                    1,765,329
                                                                   ------------

   FINANCIALS  -- 18.48%

      Commercial Banks-Southern US
      Charter One Financial, Inc.                         16,537        379,317
      Southtrust Corp.                                     9,500        307,563
                                                                   ------------
                                                                        686,880
                                                                   ------------
      FINANCE-CREDIT CARD
      MBNA Corp.                                          21,742        816,684
                                                                   ------------
      FINANCE-MORTGAGE LOAN/BANKER
      Fannie Mae                                          10,030        772,310
                                                                   ------------
      INSURANCE-LIFE/HEALTH
      Jefferson Pilot Corp.                                7,275        500,156
                                                                   ------------

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         Shares         Value
                                                        --------    ------------
      INSURANCE-MULTI-LINE
      American International Group, Inc.                   5,309        520,282
                                                                   ------------
      INVESTMENT MANAGEMENT/ADVISORY SERVICES
      T. Rowe Price Associates, Inc.                       6,500        304,281
                                                                   ------------
      MONEY CENTER BANKS
      Bank of America Corp.                                9,400        451,788
      J. P. Morgan & Co., Inc.                             2,845        470,848
                                                                   ------------
                                                                        922,636
                                                                   ------------
      TOTAL FINANCIALS                                                4,523,229
                                                                   ------------

   HEALTHCARE  -- 16.11%

      MEDICAL-BIOMEDICAL/GENES
      Amgen, Inc.*                                         4,250        246,234
                                                                   ------------
      MEDICAL- DRUGS
      Abbott Laboratories                                  6,985        368,895
      Bristol-Myers Squibb Co.                            11,615        707,789
      Merck & Co.                                          6,715        603,930
      Pfizer, Inc.                                         8,450        364,934
      Schering Plough Corp.                               13,420        693,646
                                                                   ------------
                                                                      2,739,194
                                                                   ------------
      MEDICAL INSTRUMENTS
      Medtronic, Inc.                                      6,900        374,756
                                                                   ------------
      MEDICAL PRODUCTS
      Johnson & Johnson                                    6,335        583,612
                                                                   ------------
      TOTAL HEALTHCARE                                                3,943,796
                                                                   ------------

   TECHNOLOGY  -- 15.85%

      COMMERCIAL SERVICES-FINANCE
      Equifax, Inc.                                       16,880        582,360
                                                                   ------------
      COMPUTER SOFTWARE
      Microsoft Corp.*                                     6,500        447,688
                                                                   ------------
      COMPUTER-MICRO
      Sun Microsystems, Inc.*                              4,650        515,569
                                                                   ------------
      ELECTRONIC COMPONENTS-SEMICONDUCTORS
      Applied Materials, Inc.*                            13,200        701,250
      Intel Corp.                                          9,140        411,300
      Texas Instruments, Inc.                              3,600        176,625
                                                                   ------------
                                                                      1,289,175
                                                                   ------------
      ENTERPRISE SOFTWARE/SERVICE
      Oracle Corp.*                                        7,360        242,880
                                                                   ------------
      NETWORKING PRODUCTS
      Cisco Systems, Inc.*                                 5,400        290,925
                                                                   ------------

THE HENSSLER EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                             OCTOBER 31, 2000
--------------------------------------------------------------------------------

                                                         Shares         Value
                                                        --------    ------------
      TELECOMMUNICATION EQUIPMENT
      ADC Telecommunications, Inc.*                       24,000        513,000
                                                                   ------------
      TOTAL TECHNOLOGY                                                3,881,597
                                                                   ------------

      TOTAL COMMON STOCK (COST $18,454,769)                          23,412,493
                                                                   ------------

OTHER INVESTMENTS -- 3.42%
      iShares Dow Jones U. S. Telecommunications Sector
      SPDR Fund                                            8,000        413,500
      Technology Select Sector SPDR Fund                   9,665        422,542
                                                                   ------------
      (COST $853,037)                                                   836,042
                                                                   ------------

REPURCHASE AGREEMENTS -- 0.96%

      Fifth Third Bank, 5.95%, dated 10/31/00, due
      11/01/00, repurchase price $235,708
      (collateralized by FGCI Pool #E00527,
      6.50%, due 01/01/13, market value $240,382
      (COST $235,669)                                    235,669        235,669
                                                                   ------------

      TOTAL INVESTMENTS (COST $19,543,475) -- 100.01%                24,484,204

      LIABILITIES IN EXCESS OF OTHER ASSETS, NET -- (.01)%               (2,875)
                                                                   ------------
      NET ASSETS -- 100%                                           $ 24,481,329
                                                                   ============

      * Non-income producing investment.
      ADR - American Depository Receipt

      Cost for federal income tax at October 31, 2000 was
       $19,543,475 and net unrealized appreciation
       consisted of:
         Gross unrealized appreciation                             $  5,301,788
         Gross unrealized depreciation                                 (361,059)
                                                                   ------------
         Net unrealized appreciation                               $  4,940,729
                                                                   ------------

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                 OCTOBER 31, 2000
--------------------------------------------------------------------------------

ASSETS:
   Investments, at market (identified cost $19,543,475)            $ 24,484,204
   Receivables:
      Dividends and interest                                             16,436
      Fund shares sold                                                    4,911
                                                                   ------------
         Total assets                                                24,505,551
                                                                   ------------

LIABILITIES:
   Payables:
      Fund shares redeemed                                                  437
      Due to advisor                                                     23,785
                                                                   ------------
         Total liabilities                                               24,222
                                                                   ------------

NET ASSETS                                                         $ 24,481,329
                                                                   ============

NET ASSETS CONSIST OF:
   Common stock                                                    $        177
   Additional capital paid - in                                      19,617,076
   Undistributed net investment income                                    1,490
   Accumulated realized losses on investments                           (78,143)
   Net unrealized gain on investments                                 4,940,729
                                                                   ------------

Net Assets, for 1,771,726 shares outstanding                       $ 24,481,329
                                                                   ============

Net Asset Value, offering and redemption price per share           $      13.82
                                                                   ============

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED OCTOBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                       $     11,106
    Dividends                                                           130,912
                                                                   ------------
               Total investment income                                  142,018
                                                                   ------------

EXPENSES:
    Investment advisory fees                                             58,553
    Administration fee                                                   81,975
                                                                   ------------
           Total expenses                                               140,528
                                                                   ------------

    Net investment income                                                 1,490
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized loss on investments                                    (86,720)
    Net change in unrealized appreciation on investments                974,724
                                                                   ------------
    Net gain on investments                                             888,004
                                                                   ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $    889,494
                                                                   ============

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                             PERIOD ENDED
                                                           OCTOBER 31, 2000    YEAR ENDED
                                                              (UNAUDITED)    APRIL 30, 2000
                                                             ------------     ------------
Operations:
     Net investment income                                   $      1,490           19,266
     Net realized gain on investments                             (86,720)          17,744
     Net change in unrealized appreciation on investments         974,724        2,401,997
                                                             ------------     ------------
Net increase in net assets resulting from operations              889,494        2,439,007
                                                             ------------     ------------

Distributions to shareholders from:
     Net investment income                                             --          (28,434)
     Net realized gains                                                --           (1,927)
                                                             ------------     ------------
                                                                       --          (30,361)
                                                             ------------     ------------

Capital Share Transactions:
     Proceeds from shares sold                                  3,578,073        9,783,270
     Proceeds from shares issued to holders in
        reinvestment of dividends                              (2,106,119)          29,758
     Cost of shares redeemed                                           --       (5,781,663)
                                                             ------------     ------------
Increase in net assets from Fund share transactions             1,471,954        4,031,365
                                                             ------------     ------------

Increase in net assets                                          2,361,448        6,440,011

NET ASSETS:
     Beginning of period                                       22,119,881       15,679,870
                                                             ------------     ------------
     End of period (including accumulated net investment
        income of $1,490 and $0, respectively)               $ 24,481,329       22,119,881
                                                             ============     ============

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

                                                  FOR THE PERIOD
                                                       ENDED        FOR THE YEAR     FOR THE PERIOD
                                                 OCTOBER 31, 2000       ENDED             ENDED
                                                    (UNAUDITED)    APRIL 30, 2000    APRIL 30, 1999*
                                                   ------------     ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD               $      13.29     $      11.74      $      10.00
                                                   ------------     ------------      ------------

     Income From Investment Operations:
     Net investment income                                   --             0.01              0.02
     Net gains on securities (both realized and
        unrealized)                                        0.53             1.56              1.74
                                                   ------------     ------------      ------------
          Total from investment operations                 0.53             1.57              1.76
                                                   ------------     ------------      ------------

     Distributions:
     Net investment income                                   --            (0.02)            (0.02)
                                                   ------------     ------------      ------------

NET ASSET VALUE, END OF PERIOD                     $      13.82     $      13.29      $      11.74
                                                   ============     ============      ============

TOTAL RETURN                                               3.99%           13.37%            17.57%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000s)           $     24,481     $     22,120      $     15,680
     Ratio of expenses to average net assets               1.20%1           1.20%             1.20%1
     Ratio of net investment income to
       average net assets                                  0.01%1           0.10%             0.17%1
     Portfolio turnover rate                                 22%              58%               14%

     * The Henssler Equity Fund commenced operations on June 10, 1998. 1 Annualized

                       See notes to financial statements.

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
     The Henssler Equity Fund (the "Company") was incorporated under the laws of the state of Maryland on February 12, 1998, and consists solely of The Henssler Equity Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Company has an authorized capital of 100,000,000 shares, classified as shares of common stock with a par value of $.0001 per share. The Fund's investment strategy is to emphasize long-term capital appreciation and safety of principal. The Fund became effective with the SEC on June 8, 1998 and commenced operations on June 10, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Henssler Asset Management, LLC (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair market value.

b) Repurchase agreements--In connection with transactions in repurchase agreements, it is the Funds policy that its custodian take possession of the underlying collateral securities, the fair market value which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair market value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

c) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

d) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2000

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)
     capital gains  distributions  are determined in accordance  with income tax
     regulations,   which  may  differ  from   generally   accepted   accounting
     principles.

e) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS
     Transactions in shares of the Fund were as follows:

                                             PERIOD ENDED      YEAR ENDED
                                           OCTOBER 31, 2000  APRIL 30, 2000
                                           ----------------  --------------
     Sold ...............................         263,542          811,641
     Reinvested .........................              --            2,320
     Redeemed ...........................        (156,200)        (484,957)
                                             ------------     ------------
     Net Increase .......................         107,342          329,004

3.   INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended October 31, 2000, were as follows:

     Purchases:                               $ 6,657,805
     Sales:                                     5,110,821
                                             ------------

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     The Fund has entered into a Management Agreement with Henssler Asset Management, LLC (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the period ended October 31, 2000, the Advisor received advisory fees of $58,553.

THE HENSSLER EQUITY FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
OCTOBER 31, 2000

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
     (CONTINUED)
     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% as applied to the Fund's daily net assets. For the period ended October 31, 2000, the Advisor received fees of $81,975.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

     Certain directors and officers of the Fund are directors and officers of the Advisor.

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of October 31, 2000, Charles Schwab & Co., owned of record in aggregate more than 70% of the Henssler Equity Fund.

5.   REVOLVING LINE OF CREDIT
     Revolving Credit Agreement--The Fund has a $5,000,000 Revolving Credit Agreement with Fifth Third Bank; Borrowings under this arrangement bear interest at the Overnight Funds Rate in effect on the day the loan is made. The Overnight Funds Rate means the rate of interest on overnight funds which the Bank is offering to other borrowers and potential borrowers of comparable financial condition to borrower on the business day a loan is made, pursuant to this agreement. As of October 31, 2000 there were no outstanding balances.